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Sterne, Kessler, Goldstein & Fox P.L.L.C.

                                                                    EXHIBIT 23.3

                                    CONSENT

     We hereby consent to the reference to our firm in the Prospectus, forming a part of the Registration Statement on Form S-3 of Alkermes, Inc.

                                              /s/ SAMUEL L. FOX, Director
                                          --------------------------------------
                                                      Samuel L. Fox

DATE: 16 January 1997